Exhibit 10.19

February 11, 2005

Mr. Preston R. Tisch
667 Madison Avenue
New York, New York 10021

Dear Mr. Tisch:

Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990, October 22, 1992, October 18, 1994, February 20, 1996, November 3, 1998, and as of January 1, 2001, January 1, 2003 and as of January 1, 2004 (the "Employment Agreement").

This will confirm our agreement that the Employment Agreement is amended as follows:

1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including March 31, 2007 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $950,000 per annum through March 31, 2007. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Compensation Committee of the Board of Directors of the Company.

Mr. Preston R. Tisch
As of February 11, 2005

4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.

Very truly yours,

LOEWS CORPORATION

By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President

ACCEPTED AND AGREED TO:

/s/ Preston R. Tisch
Preston R. Tisch

As of January 1, 2004

Mr. Preston R. Tisch
667 Madison Avenue
New York, New York 10021

Dear Mr. Tisch:

Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements dated March 1, 1990, October 22, 1992, October 18, 1994, February 20, 1996, November 3, 1998, and as of January 1, 2001 and as of January 1, 2003 (the "Employment Agreement").

This will confirm our agreement that the Employment Agreement is amended as follows:

1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including March 31, 2005 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $950,000 per annum for the extension period January 1, 2004 through March 31, 2005. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.

Mr. Preston R. Tisch
As of January 1, 2004

4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.

Very truly yours,

LOEWS CORPORATION

By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President

ACCEPTED AND AGREED TO:

/s/ Preston R. Tisch
Preston R. Tisch

As of January 1, 2003

Mr. Preston R. Tisch
667 Madison Avenue
New York, New York 10021

Dear Mr. Tisch:

Reference is made to your Employment Agreement with Loews Corporation (the "Company"), dated March 1, 1988, as amended by agreements March 1, 1990, October 22, 1992, October 18, 1994, February 20, 1996, November 3, 1998 and as of and January 1, 2001 (the "Employment Agreement").

This will confirm our agreement that the Employment Agreement is amended as follows:

1. The period of your employment under and pursuant to the Employment Agreement is hereby extended for an additional period through and including December 31, 2003 upon all the terms, conditions and provisions of the Employment Agreement, as hereby amended.

2. You shall be paid a basic salary (the "Basic Salary") for your services under and pursuant to the Employment Agreement at the rate of $800,000 per annum for the extension period January 1, 2003 through December 31, 2003. Basic Salary shall be payable in accordance with the Company's customary payroll practices for executives as in effect from time to time, and shall be subject to such increases as the Board of Directors of the Company, in its sole discretion, may from time to time determine. Such Basic Salary shall be exclusive of fees received by you as a director and as a member of Committees of the Boards of Directors of other corporations, including subsidiaries, affiliates and investees of the Company.

3. In addition to receipt of Basic Salary under the Employment Agreement, you shall participate in and shall receive incentive compensation under the Incentive Compensation Plan for Executive Officers of the Company (the "Compensation Plan") as awarded by the Incentive Compensation Committee of the Board of Directors of the Company.

Mr. Preston R. Tisch
As of January 1, 2003

4. Incentive based compensation awarded in relation to applicable years under the Compensation Plan shall be included in the computation of pensionable earnings in determining your Supplemental Benefits under the Employment Agreement. In no event, however, shall such Supplemental Benefits duplicate benefits under the Company's Benefit Equalization Plan as amended from time to time.

Except as herein modified or amended, the Employment Agreement shall remain in full force and effect.

If the foregoing is in accordance with your understanding, would you please sign the enclosed duplicate copy of this Letter Agreement at the place indicated below and return the same to us for our records.

Very truly yours,

LOEWS CORPORATION

By:	/s/ Gary W. Garson
Gary W. Garson
Senior Vice President

ACCEPTED AND AGREED TO:

/s/ Preston R. Tisch
Preston R. Tisch